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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 17, 2001
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                              EVANS BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)


          New York                   0-18539                    16-1332767
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)           Identification Number)


14-16 North Main Street Angola, New York                          14006
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(Address of Principal Executive Offices)                       (Zip Code)


 Registrant's telephone number, including area code   (716) 549-1000
                                                   -----------------------------















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ITEM 5.           OTHER EVENTS

                  Evans Bancorp, Inc. is filing herewith a press release issued on May 17, 2001 which is included herein. This press release was issued to announce a 5 for 4 stock split and the decision to apply for Nasdaq National Market listing of its Common Stock.

ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS

                  The following exhibit is included herein:

                  99.1     May 17, 2001 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EVANS BANCORP, INC.

                                        By: /s/ James Tilley
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                                                  James Tilley, President


May 17, 2001